              SCHEDULE 14A-INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BUCKEYE TECHNOLOGIES INC.

                ------------------------------------------------
                (Name of Registrant as Specified In its Charter)

     ---------------------------------------------------------------------
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: _______

     (2) Aggregate number of securities to which transaction applies: __________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________

     (4) Proposed maximum aggregate value of transaction: __________

     (5) Total fee paid: _______

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ______________
     (2) Form, Schedule or Registration Statement No.: _____________
     (3) Filing Party: ______________
     (4) Date Filed: _____________

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

                                  March 5, 1998

                TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

      You are cordially invited to attend a Special Meeting of Stockholders of Buckeye Technologies Inc. (the "Company") which will be held at the corporate offices of the Company at 1001 Tillman Street, Memphis, Tennessee, on Tuesday, April 7, 1998, at 4:00 p.m., Central Time.

         We have enclosed a Notice of Special Meeting of Stockholders, a Proxy Statement, and a proxy. The matters listed in the Notice of Special Meeting are more fully described in the Proxy Statement.

         It is important that your shares are represented and voted at the meeting, regardless of the size of your holdings. Accordingly, we would appreciate your completing the enclosed proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and desire to vote your shares personally, your proxy can be revoked upon your request prior to balloting. If you wish to personally vote at the meeting, but your shares are held in the name of a broker, trust, bank or other nominee, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.

         We urge you to return your proxy by mailing it in the enclosed postage-paid envelope to be received no later than April 7, 1998, or by sending it to the Company through a courier or by personal delivery no later than 12:00 noon, Tuesday, April 7, 1998.

                                Sincerely yours,

                                Robert E. Cannon
                                Chairman and Chief Executive Officer

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON APRIL 7, 1998

         Notice is hereby given that a Special Meeting of Stockholders of Buckeye Technologies Inc. (the "Company") will be held Tuesday, April 7, 1998, at 4:00 p.m., Central Time, at the corporate offices at 1001 Tillman Street, Memphis, Tennessee, for the following purposes:

         1. To approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $.01 per share, from 50,000,000 to 100,000,000.

         2. To approve an amendment to the Second Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of preferred stock, par value $.01 per share, from 5,000,000 to 10,000,000.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote on all matters presented at the Special Meeting of Stockholders.

Dated: March 5, 1998                     By Order of the Board of Directors


                                         Sheila Jordan Cunningham
                                         Secretary and Associate General Counsel

                                         IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

                                 PROXY STATEMENT

                            BUCKEYE TECHNOLOGIES INC.

           SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 7, 1998

                     INFORMATION CONCERNING THE SOLICITATION

         This statement is furnished in connection with the solicitation of proxies to be used at the Special Meeting of Stockholders (the "Special Meeting") of Buckeye Technologies Inc. (the "Company") to be held on Tuesday, April 7, 1998 at 4:00 p.m., Central Time, at the corporate offices at 1001 Tillman Street, Memphis, Tennessee, and at any adjournment thereof.

         At the Special Meeting, the Company's stockholders will vote to amend the Second Amended and Restated Certificate of Incorporation (the "Charter") to
(i) increase the number of authorized shares of common stock, par value $.01 per share (the "Common Stock"), from 50,000,000 to 100,000,000; and (ii) increase the number of authorized shares of preferred stock, par value $.01 per share (the "Preferred Stock"), from 5,000,000 to 10,000,000. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve each of the amendments to the Company's Charter described herein.

         Each holder of Common Stock is entitled to one vote for each share held on all matters submitted before the Special Meeting and at any adjournment thereof. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the Special Meeting and therefore have the effect of a vote against the proposal. If shares of Common Stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

         Stockholders are urged to sign the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Proxies will be voted in accordance with each stockholder's directions. If no directions are given, proxies will be voted FOR each of the amendments to the Company's Charter described herein.

         The Board of Directors knows of no other business to be presented at the Special Meeting. If any other business is properly presented, the persons named in the enclosed proxy will use their discretion in voting the shares. The proxy may be revoked at any time prior to the voting thereof by written request to the Company at P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, Attention: Sheila Jordan Cunningham, Corporate Secretary and Associate General Counsel. The proxy may also be revoked by submission to the Company of a subsequently dated proxy. The giving of the proxy will not affect the right of a stockholder to attend the Special Meeting and vote in person.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The entire cost of soliciting these proxies will be borne by the Company. In addition to being solicited through the mails, proxies may be solicited personally or by telephone or facsimile by officers, directors and employees of the Company who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of record of shares held by such persons, who will be reimbursed for their reasonable expenses incurred in such connection. It is expected that this Proxy Statement will first be sent to stockholders on or about March 5, 1998.

                          OUTSTANDING VOTING SECURITIES

         Only stockholders of record on February 27, 1998, are entitled to notice of and to vote at the Special Meeting. On that date there were [36,791,292] shares of Common Stock issued and outstanding. A list of stockholders entitled to vote on matters at the Special Meeting will be available at the Company's headquarters beginning on or about March 24, 1998.

        SECURITY OWNERSHIP OF COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS
                       AND CERTAIN OTHER BENEFICIAL OWNERS

         As of January 30, 1998, the Company's records indicated that the following number of shares were beneficially owned by (i) each person known by the Company to beneficially own more than 5% of the Company's shares; (ii) each Director of the Company and each of the five most highly compensated executive officers; and (iii) all Directors and executive officers of the Company as a group. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power.

                                                                          AMOUNT AND NATURE OF                    PERCENT OF
                           NAME                                         BENEFICIAL OWNERSHIP (1)                   CLASS(1)
                           ----                                         ------------------------                   --------

                                                                  BEFORE THE                 AFTER THE
                                                                STOCK SPLIT(2)             STOCK SPLIT(2)
                                                                --------------             --------------
(i)      R. Howard Cannon, Trustee(4).....................        4,421,775                   8,853,550             24.0%
         432 East Racquet Club Place
         Memphis, Tennessee 38117

         NewSouth Capital Management, Inc.(6).............        1,364,117                   2,728,234              7.4%
         1000 Ridgeway Loop Road, Suite 233
         Memphis, Tennessee 38120-4023

         Gilchrist Berg (7)...............................          972,778                   1,945,556              5.2%
         Robin Bradbury
         Water Street Capital, Inc.
         225 Water Street, Suite 1987
         Jacksonville, Florida  32202

(ii)     Robert E. Cannon(3)..............................          670,504                   1,341,008              3.1%

         R. Howard Cannon(4)(8)...........................        4,431,775                   8,863,550             24.0%

         Red Cavaney(9)...................................           12,500                      25,000               *

         David B. Ferraro(5)..............................          787,603                   1,575,206              4.3%

         Henry F. Frigon(9)...............................           12,000                      24,000               *

         Samuel M. Mencoff(9).............................           75,682                     151,364               *

         Harry J. Phillips, Sr.(9)........................           24,500                      49,000               *

         Henry P. Doggrell(10)............................          136,544                     273,088               *

         George B. Ellis(11)..............................          383,757                     767,514              2.0%

         B. Jerry L. Huff(12).............................          161,819                     323,638               *

     All Directors and Executive Officers as a
        group(13) (14 persons)............................        7,271,413                  14,542,826             39.5%

     ------------------
     * Less than 1% of the issued and outstanding shares of Common Stock of the Company.

     (1) Share information described in these notes has been adjusted to reflect the two-for-one stock split described below. Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on

         [36,791,292] shares issued and outstanding as of February 27, 1998. Options to purchase an aggregate of [644,000] shares are exercisable or become exercisable within 60 days of January 30, 1998. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

     (2) On January 21, 1998, the Board of Directors of the Company declared a two-for-one stock split for holders of record on February 10, 1998.

     (3) Includes 274,952 shares held by Kathryn Gracey Cannon, wife of Robert
         E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 11,682 shares held in the Company's 401(k) and retirement plans; 6,478 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 130,000 shares issuable upon the exercise of options.

     (4) Includes 4,425,906 shares held by the Robert E. Cannon Grantor Retained Annuity Trust, R. Howard Cannon, Trustee and 4,427,644 shares held by the Kathryn Gracey Cannon Grantor Retained Annuity Trust, R. Howard Cannon, Trustee.

     (5) Includes 9,992 shares held in the Company's 401(k) and retirement plans; 4,786 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 40,000 shares issuable upon the exercise of options. The amount shown does not include 849,918 shares which continue to be held by the David B. Ferraro Grantor Retained Annuity Trust, David B. Ferraro, Jr., Trustee, as to which Mr. Ferraro disclaims beneficial ownership.

     (6) In February 1998, NewSouth Capital Management, Inc. filed a Schedule 13G with the Securities and Exchange Commission ("SEC") as of December 31, 1997, stating that as an investment advisor, it had sole dispositive power of the shares set forth herein, which constitute more than 5% of the Company's Common Stock.

     (7) In August 1997, Gilchrist Berg and Robin Bradbury, affiliates of Water Street Capital, Inc., filed a Schedule 13D with the SEC stating they have sole dispositive power of the shares set forth herein, which constitute more than 5% of the Company's Common Stock.

     (8) Includes 10,000 shares issuable upon the exercise of options granted under the Company's stock option plan for non-employee directors (the "Formula Plan").

     (9) Includes 20,000 shares issuable upon the exercise of options granted under the Company's Formula Plan.

     (10)Includes 770 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; 522 shares held in the Company's 401(k) and retirement plans; and 176,000 shares issuable upon the exercise of options.

     (11)Includes 22,000 shares held by Julie Ellis, wife of George B. Ellis, as to which Mr. Ellis disclaims beneficial ownership; 4,606 shares held in the Company's 401(k) and retirement plans; 1,992 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; and 20,000 shares issuable upon the exercise of options.

     (12)Includes 660 shares of restricted stock issued pursuant to the Company's Restricted Stock Plan; 2,078 shares held in the Company's 401(k) and retirement plans; and 16,000 shares issuable upon the exercise of options.

     (13)Includes an aggregate of 644,000 shares issuable upon exercise of options granted under the Formula Plan and the Company's stock option plans; 15,748 shares issued pursuant to the Company's Restricted Stock Plan and 40,408 shares held in the Company's 401(k) and retirement plans.

                        INTRODUCTION TO PROPOSALS 1 AND 2

         Proposal 1 (the "Common Stock Amendment") and Proposal 2 (the "Preferred Stock Amendment") may be characterized in the view of the SEC as "anti-takeover" provisions. The Company's Charter and Amended and Restated By-laws (the "By-laws") currently contain certain other provisions which could have an anti-takeover effect, including (i) a classified Board of Directors,
(ii) limitations on actions by written consent of the stockholders, (iii) limitations on the ability to call special meetings of the stockholders and procedural requirements of business properly brought before such meetings, (iv) a supermajority approval requirement to amend certain of the aforementioned provisions of the Charter and By-laws, and (v) a supermajority approval requirement to approve a merger or consolidation of the Company with or into any other entity other than a subsidiary of the Company or the sale, lease, exchange or disposition of all or substantially all of the assets of the Company and its subsidiaries (such provisions collectively referred to hereafter as the "Anti-Takeover Provisions").

         The Company also maintains a Shareholder Rights Plan with Union Planters National Bank which entitles each holder of Common Stock to one Preferred Share Purchase Right (a "Right") per share of Common Stock. Upon the accumulation of Common Stock over a certain percentage threshold by any party other than certain exempt persons (an "Acquiring Party"), the Rights Plan triggers the issuance of a fractional interest in a series of Junior Participating Preferred Stock to all stockholders other than the Acquiring Party which, under certain circumstances, are convertible in such a manner as to have a dilutive effect upon the Acquiring Party's interest. This dilutive effect may discourage a party interested in acquiring substantial positions in the Company's stock or in effecting a change of control of the Company from doing so without first negotiating with the Board of Directors (which is empowered to redeem the Rights at any time before they are triggered). The Board of Directors believes that the Anti-Takeover Provisions and the Shareholder Rights Plan are desirable to help discourage hostile attempts to take control of the Company.

         Existing federal and state laws provide some protection to stockholders in connection with attempts to acquire control of a corporation. Federal securities laws and regulations generally govern disclosure required to be made to stockholders in the process of a solicitation for proxies in a proxy contest as well as in connection with business combinations. The Company is incorporated under the General Corporation Law of the State of Delaware (the "Delaware law"), which contains certain "business combination" provisions, including Section 203 of the Delaware law. Section 203 limits stock acquisitions and business combinations with certain parties for a period of three years after such party has acquired greater than 15% of the outstanding common stock of the corporation, unless (i) the transaction has been approved in advance by a majority of the Board of Directors, (ii) the affected party acquires greater than 85% of the outstanding common stock in the same transaction, or (iii) at or after the time at which the proposed business combination is approved by the Board of Directors, the transaction is approved by two-thirds of the remaining stockholders other than the party proposing the transaction.

         Neither the Common Stock Amendment nor the Preferred Stock Amendment are recommended in response to any specific effort of which the Company is aware to accumulate the Company's Common Stock or to obtain control of the Company or its Board of Directors by means of a solicitation in opposition to management or otherwise and neither is intended to be an anti-takeover device.

         The Board of Directors has carefully considered both the potential benefits and the potential adverse effects of the proposed Common Stock Amendment and Preferred Stock Amendment and has unanimously concluded that any potential adverse effect is substantially outweighed by the benefits the amendments would afford the Company and its stockholders.

 PROPOSAL 1. APPROVAL OF AN AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER
             OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000

         The Company's Charter authorizes the issuance of 50,000,000 shares of Common Stock. On January 21, 1998, the Board of Directors declared a two for one stock split to be effected in the form of a 100% stock dividend. At that time it also approved an amendment to the Charter to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 subject to submission of the proposal to the stockholders at a meeting called for that purpose.

         As of February 27, 1998, the Company had [36,791,292] shares of Common Stock outstanding, including those issued pursuant to the stock split, and of the remaining [13,208,708] authorized but unissued shares, the Company has reserved approximately 4,800,000 shares, as adjusted for the stock split, pursuant to the Company's stock option plans. Upon approval of the amendment, the Company would have approximately 63,000,000 shares available for future issuance.

         Except in connection with the reserved shares described above, the Board of Directors has no current plans, arrangements or understandings for any future issuances of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financing, grants of stock options, stock splits or other recapitalizations. In many such situations, prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interest of the Company's stockholders. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue additional shares of Common Stock in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations applicable to the Company.

         The Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares.

         Although the purpose in seeking to increase the number of authorized shares of Common Stock is not intended to be an anti-takeover device, the increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Board of Directors desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the amendment to the Charter increasing the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

         The Board of Directors recommends voting FOR the proposed amendment to the Company's Charter to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

  PROPOSAL 2.  APPROVAL OF AN AMENDMENT TO THE COMPANY'S CHARTER TO INCREASE
               THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 TO 10,000,000

         On January 21, 1998, the Board of Directors unanimously approved the Amendment to the Company's Charter to increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000 subject to submission of the proposal to the stockholders at a meeting called for that purpose. As of February 27, 1998, there were no shares of Preferred Stock outstanding.

         The Board of Directors has no current plans, arrangements or understandings for any future issuances of Preferred Stock. The Board of Directors believes that it is prudent to have the additional shares of Preferred Stock available for general corporate purposes, including acquisitions, equity financing, or other recapitalizations. In many such situtations prompt action may be required which would not permit seeking stockholder approval to authorize additional shares for the specific transaction on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interest of the stockholders. If the Board of Directors deems it to be in the best interest of the Company and the stockholders to issue shares of Preferred Stock in the future, the Board of Directors generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations applicable to the Company.

         The Company's stockholders do not have preemptive rights with respect to Preferred Stock. Thus, should the Board of Directors elect to issue shares of Preferred Stock, existing stockholders would not have any preferential rights to purchase such shares.

         Although the purpose in seeking to increase the number of authorized shares of Preferred Stock is not intended to be an anti-takeover device, the increase in the authorized number of shares of Preferred Stock could have an anti-takover effect. If the Board of Directors desired to issue shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Board of Directors.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the amendment to the Charter increasing the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000.

         The Board of Directors recommends voting FOR the proposed amendment to the Company's Charter to increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000.

                 STOCKHOLDERS' PROPOSALS FOR 1998 ANNUAL MEETING

         In accordance with the Company's By-laws, stockholders' proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company not less than 60 days nor more than 90 days prior to the 1998 Annual Meeting in the form set forth in the By-laws for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         The Board of Directors, at the time of the preparation of this Proxy Statement, knows of no business to come before the Special Meeting other than that referred to herein. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                       BY ORDER OF THE BOARD OF DIRECTORS

                       Sheila Jordan Cunningham
                       Secretary and Associate General Counsel
                       Memphis, Tennessee

     March 5, 1998

                                                                      APPENDIX A

                                      PROXY

                            Buckeye Technologies Inc.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

         The undersigned appoints Henry P. Doggrell, R. Neil O'Brien and David
H. Whitcomb, or any of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on February 27, 1998, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at the corporate offices at 1001 Tillman Street, Memphis, Tennessee, on April 7, 1998, at 4:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of said meeting. The Proxy is further authorized to vote in his discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

     THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

         (1) Amendment of the Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000. The Board of Directors recommends a vote FOR this proposal.

              [ ]For       [ ]Against          [ ]Abstain

         (2) Amendment of the Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000. The Board of Directors recommends a vote FOR this proposal.

              [ ]For       [ ]Against          [ ]Abstain

         (3) Such other business as may properly come before the meeting or any adjournment thereof.

     ***************************************************************************

     The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the related Proxy Statement.

     Dated:  _________, 1998                Signed:_____________________________

     [Label to be placed here]              Signed:_____________________________

                               Shareholder should sign here exactly as shown on the label affixed hereto. Administrator, Trustee, or Guardian, please give full title. If more than one Trustee, all should sign. All Joint Owners should sign.

     Please indicate if you plan to attend the Stockholders' Special Meeting.
     [ ] Yes  [ ] No

       PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

              Corporate Trust Operations
              Union Planters Bank, N.A.
              6200 Poplar Avenue, 3rd Floor
              Memphis, Tennessee 38119